Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


Delaware Core Equity Fund
(formerly Delaware Growth Stock Fund)

Growth of Capital

2001 ANNUAL REPORT

(Growth of Capital Artwork)

TABLE OF CONTENTS
-----------------

Letter to Shareholders                 1

Portfolio Management
Review                                 3

Performance Summary                    6

Financial Statements

  Statement of Net Assets              7

  Statement of Operations              9

  Statements of Changes in
  Net Assets                           10

  Financial Highlights                 11

  Notes to Financial
  Statements                           15

  Report of Independent
  Auditors                             17


A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------


A Commitment to Our Investors

Experience

 o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.

 o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
 o  We strive to deliver consistently good performance in all asset classes.

 o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
 o  We are committed to providing the highest standards of client service.

 o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

 o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
 o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

 o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $88 billion in assets as of March 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

"AS 2001 PROGRESSED, MAJOR STOCK INDEXES INCLUDING THE S&P 500 INDEX SEEMED TO GROPE FOR A BOTTOM, AS INVESTORS SPECULATED ABOUT THE DIRECTION OF THE ECONOMY."

Dear Shareholder

May 1, 2001

Recap of Events -- During the year ended April 30, 2001, the stock market struggled, as the U.S. economy slowed considerably and threatened to end its 10-year run of sustained growth. After a spring and summer of market volatility in 2000, an array of economic indicators pointed to a quickly falling economic growth rate during the fall. Corporate profits began to weaken, and the result was poor performance for U.S. stocks and aggressive action from the Federal Reserve Board, which began slashing interest rates early in 2001 in an effort to jump-start the economy.

Softer corporate profits first became apparent in sectors such as technology, telecommunications, and manufacturing during the fall of 2000. As the slowdown progressed, corporate earnings weakness spread throughout the economy and affected a wider array of stocks that included many blue chips. A recent report published by The Wall Street Journal asserted that, once all numbers were tallied, U.S. corporate profits would prove to have dropped by as much as 43% during the first quarter of 2001.

As 2001 progressed, major stock indexes including the S&P 500 Index seemed to grope for a bottom, as investors speculated about the direction of the economy. Early in 2001, many stocks experienced the proverbial "January Effect," with major stock indexes reversing direction for a few weeks and posting gains that were eventually given back.

By April 30, 2001, the obviously weakened economy and a dim profit picture had taken a toll on stock performance. For the year ended April 30, 2001, the S&P 500 Index fell 12.97%. By comparison, the technology-heavy Nasdaq Composite Index lost 45.18%. However, equity investors appeared to be regaining some degree of confidence given the Fed's rate cuts and the reduced valuation of the market, as major indexes posted strong returns in April.


Total Return
For the Period Ended April 30, 2001                                     One Year
--------------------------------------------------------------------------------
Delaware Core Equity Fund--Class A Shares                                 -4.56%
--------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Average (579 funds)                          +9.45%
Lipper Multi-Cap Growth Funds Average (474 funds)                        -27.26%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                                              -12.97%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance for all Fund classes can be found on page 6. The Lipper averages include multi-cap mutual funds tracked by Lipper (Source: Lipper, Inc). The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware Core Equity Fund returned -4.56% for the year ended April 30, 2001 (Class A shares at net asset value with distributions reinvested). Performance for the period bettered the Fund's benchmark, the S&P 500 Index, which fell by 12.97%.

Recently, the Board of Trustees of Voyageur Mutual Funds III, investment advisor for the Fund, unanimously voted to change the name of your Fund from Delaware Growth Stock Fund to Delaware Core Equity Fund. Along with the change in name, and investment objective, both of which are effective as of June 28, 2001, the Fund's strategy changed, allowing the portfolio managers to select a from wider range of investments that includes stocks with both growth and value characteristics. For details about these changes, please consult your financial advisor and be sure to request a copy of the new prospectus.

Market Outlook -- Although we expect to see more weak corporate earnings reports during the second quarter of 2001, we believe that the worst of the market's woes are now behind us. While we are likely to see continued volatility over the next few months, we believe that the desired effects of the Fed's rate decreases should eventually be felt and that the Fed is likely to succeed in stimulating both the economy and the stock market in 2001.

Investors in stocks and stock mutual funds have endured challenging markets for more than a year. In our opinion, market bottoms are nearly impossible to pinpoint, but we would note that the Fed usually gets its way and that stock markets eventually respond to interest rate cuts. Typically, the direction of the stock market leads the economy by several months. This means that the onset of a sustained market rally may not be foreshadowed by a specific economic indicator, or by any signal at all.

We believe there are currently plenty of reasons for optimism. Due to the Fed's aggressive interest rate reductions, we expect to see a recovery in corporate profits later this year. Overall, stock valuations have contracted to much more attractive levels and we believe investment opportunities are emerging across a wide spectrum of industries.

Thank you for your continued confidence and your commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
-------------------------------------     --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

                    Michael Lee
Voyageur Asset Management, Inc.
             Vice President and
       Senior Portfolio Manager

                 Jerold Stodden
Voyageur Asset Management, Inc.
             Vice President and
       Senior Portfolio Manager

                    May 1, 2001


PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
The past fiscal year brought significant declines in stock prices across practically all sectors, as the market's momentum turned downward and companies began to experience the impact of economic slowing. Although most major indexes posted negative returns for the year, growth stocks were hit particularly hard as many investors reassessed their methods of valuation. The Nasdaq Composite Index experienced one of its worst periods ever, declining 45.18% during the year ended April 30, 2001. The S&P 500 Index, your Fund's benchmark, fell too, by 12.97%. Delaware Core Equity Fund, which invests in stocks with a combination of growth and value characteristics, also turned in negative performance during the fiscal year, with a -4.56% return (Class A shares at net asset value with distributions reinvested).

Portfolio Highlights
As we noted in our report at mid fiscal year, many of the strategies that worked against the Fund when the stock market was going strong worked for the Fund during this rather challenging fiscal year. The Fund's investment objective is to seek long-term capital appreciation. We look for companies with consistent earnings growth records, and in doing so we typically invest in companies that exhibit both growth and value characteristics. We believe that our approach toward finding reasonably priced growth stocks helped us outperform the S&P 500 Index during the year ended April 30, 2001.

In addition, we believe that keeping the Fund well-diversified across industries contributed positively to overall performance versus the benchmark. We have purposely not leaned on particular sectors in an attempt to enhance performance during periods of market strength in one area, and we believe that the resulting diversification has generally been an asset in down markets.

Throughout the fiscal year, we continued to focus heavily on buying and holding the stocks of blue chip companies. Among our top ten holdings at various times during the year were large-cap names such as Merck, Microsoft, General Electric, and Wal-Mart Stores.

"WE LOOK FOR COMPANIES WITH CONSISTENT EARNINGS GROWTH RECORDS, AND IN DOING SO WE TYPICALLY INVEST IN COMPANIES THAT EXHIBIT BOTH GROWTH AND VALUE CHARACTERISTICS."

During the fiscal year, technology and its various subsectors were among the worst performing sectors of the S&P 500 Index. As of April 30, 2001, computers and technology remained the Fund's largest sector at 15.9% of net assets, but throughout the fiscal year we held a smaller percentage of these stocks than the index (Source: Bloomberg). With this sector performing poorly overall during the period, our portfolio saw lesser declines than did the benchmark. While a number of our computer and technology holdings were negative performers, including Sun Microsystems and Cisco Systems, others such as Concord EFS buoyed the Fund's one-year return. Concord EFS, which we added to the portfolio during the second half of the fiscal year, is a growing provider of electronic transaction authorization and processing services.

Throughout the year, our healthcare and pharmaceuticals sector remained roughly equal in weighting to that in the S&P 500. With the exception of Medtronic, a leading manufacturer of pacemakers and other medical devices, we remained focused almost exclusively on pharmaceutical companies within the sector. During the fiscal year, Abbott Laboratories was a strong performer for the Fund, although we reduced our position in the stock during the second half of the year as it reached what we believed to be a fair valuation. Schering-Plough, another pharmaceutical manufacturer, was a negative performer for the Fund. We sold our Schering-Plough positions during the second half of our fiscal year, as the company faces a number of yet-unresolved legal challenges that we think may cloud the prospect for its stock over the intermediate term.

At times during our fiscal year, select financial stocks were strong performers relative to many others, and your Fund benefited from the performance of SouthTrust, a holding company for SouthTrust Bank and its non-banking subsidiaries. During the year, we also added positions in Mellon Financial and the national mortgage lender Fannie Mae.

Basic materials sectors also made up a relatively strong segment of the S&P 500 as the slowdown hit the U.S. economy. Illinois Tool Works, a strong performer for the fiscal year, was Delaware Core Equity Fund's second-largest position as of April 30, 2001.

Outlook
We believe that the overall investment environment is improving. We are optimistic that the Federal Reserve's interest rate cuts will have a positive effect on the economy as the year progresses, and also believe that stocks generally reached valuations from which we can be optimistic about future returns. Looking forward, we will continue to manage the Fund with an eye toward growth at a reasonable price, striving to provide a competitive return versus the benchmark.

Delaware Core Equity Fund

Top 10 Holdings
April 30, 2001
Company                              Sector                         Percentage of Net Assets
------------------------------------------------------------------------------------------------
Gannett                              Cable, Media & Publishing                4.3%
------------------------------------------------------------------------------------------------
Illinois Tool Works                  Packaging & Containers                   4.2%
------------------------------------------------------------------------------------------------
Sysco                                Food, Beverage & Tobacco                 4.2%
------------------------------------------------------------------------------------------------
Shell Transport & Trading - ADR      Energy                                   4.0%
------------------------------------------------------------------------------------------------
Wal-Mart Stores                      Retail                                   4.0%
------------------------------------------------------------------------------------------------
Omnicom Group                        Cable, Media & Publishing                3.8%
------------------------------------------------------------------------------------------------
Microsoft                            Computers & Technology                   3.8%
------------------------------------------------------------------------------------------------
Royal Dutch Petroleum                Energy                                   3.8%
------------------------------------------------------------------------------------------------
Concord EFS                          Computers & Technology                   3.7%
------------------------------------------------------------------------------------------------
Tyco International                   Consumer Products                        3.6%
------------------------------------------------------------------------------------------------

FUND BASICS
-----------

Fund Objective
The Fund seeks to provide
long-term capital appreciation.

Total Fund Net Assets
As of April 30, 2001
$38.95 million

Number of Holdings
32

Fund Start Date
August 1, 1985

Your Fund Manager
Jerold Stodden is a Senior Portfolio Manager and a Vice President at Voyageur Asset Management, Inc., with 33 years of industry experience. He previously served as Director of Equity Research and as an Equity Analyst. He holds a BA from Western Michigan University, an MBA from Indiana University, and is a Chartered Financial Analyst.

Michael Lee is the Chairman of the Large Cap Core Equity Committee and has served as a primary equity analyst for Voyageur Asset Management, Inc. Prior to joining VAM in 1993, he was a Strategic Systems Developer for Northwest Airlines. Mr. Lee earned a BA from DePauw University and an MBA from the University of Minnesota. He is also a Chartered Financial Analyst.

Nasdaq Symbols
Class A  GRGSX
Class B  DVGSX
Class C  DVGRX

DELAWARE CORE EQUITY FUND PERFORMANCE
-------------------------------------

Growth of a $10,000 Investment
April 30, 1991 through April 30, 2001

                      Delaware Core
                      Equity Fund -
                      Class A Shares          S&P 500 Index
30-Apr-91                 $9,426                 $10,000
30-Apr-92                $11,674                 $11,403
30-Apr-93                $11,842                 $12,456
30-Apr-94                $11,885                 $13,119
30-Apr-95                $13,900                 $15,410
30-Apr-96                $17,372                 $20,066
30-Apr-97                $19,967                 $25,110
30-Apr-98                $27,008                 $35,421
30-Apr-99                $29,589                 $43,155
30-Apr-00                $28,157                 $47,525
30-Apr-01                $26,873                 $41,360

Chart assumes $10,000 invested on April 30, 1991, the Fund's inception, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive period shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index, which is a hypothetical portfolio. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through April 30, 2001              Lifetime      10 Years      Five Years      One Year
------------------------------------------------------------------------------------------
Class A (Est. 8/1/85)
        Excluding Sales Charge       +13.42%       +10.96%       +9.11%          -4.56%
        Including Sales Charge       +12.99%       +10.30%       +7.83%         -10.06%
------------------------------------------------------------------------------------------
Class B (Est. 9/8/95)
        Excluding Sales Charge       +9.90%                      +8.31%          -5.28%
        Including Sales Charge       +9.79%                      +8.04%          -9.57%
------------------------------------------------------------------------------------------
Class C (Est. 10/21/95)
        Excluding Sales Charge       +9.30%                      +8.32%          -5.27%
        Including Sales Charge       +9.30%                      +8.32%          -6.13%
------------------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.25%.

Class B Shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

Average annual total returns for the lifetime, ten-year, five-year and one-year periods ended April 30, 2001 for Delaware Core Equity Fund's Institutional Class were +13.51%, +11.11%, +9.40% and -4.32%, respectively. The Institutional Class was made available without sales charges only to certain eligible institutional accounts on August 29, 1997. Performance prior to that date is based on Class A performance and was adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge.

An expense limitation was in effect for all classes of Delaware Core Equity Fund in prior periods shown. Performance would have been lower had the expense limitation not been in effect.

Nasdaq Symbol Institutional Class symbol: VOGIX

Statement of Net Assets

DELAWARE GROWTH STOCK FUND+
---------------------------
                                                        Number of       Market
April 30, 2001                                          Shares          Value
--------------------------------------------------------------------------------
  Common Stock - 98.0%
  Banking & Finance - 8.4%
  Fannie Mae .......................................      14,000      $1,123,640
  Mellon Financial .................................      27,000       1,105,110
  SouthTrust .......................................      22,000       1,046,100
                                                                      ----------
                                                                       3,274,850
                                                                      ----------
  Cable, Media & Publishing - 8.1%
  Gannett ..........................................      26,000       1,678,300
  Omnicom Group ....................................      17,000       1,493,450
                                                                      ----------
                                                                       3,171,750
                                                                      ----------
  Computers & Technology - 15.9%
 *Cisco Systems ....................................      56,000         950,880
 *Concord EFS ......................................      31,000       1,443,050
  Hewlett-Packard ..................................      20,000         568,600
 *Microsoft ........................................      22,000       1,490,500
 *Oracle ...........................................      45,000         727,200
 *Sun Microsystems .................................      56,000         958,720
                                                                      ----------
                                                                       6,138,950
                                                                      ----------
  Consumer Products - 3.6%
  Tyco International ...............................      26,000       1,387,620
                                                                      ----------
                                                                       1,387,620
                                                                      ----------
  Electronics & Electrical Equipment - 8.3%
  Emerson Electric .................................      20,000       1,333,000
  General Electric .................................      27,000       1,310,310
  Texas Instruments ................................      15,000         580,500
                                                                      ----------
                                                                       3,223,810
                                                                      ----------
  Energy - 7.8%
  Royal Dutch Petroleum ............................      25,000       1,488,250
  Shell Transport and Trading - ADR ................      31,000       1,552,790
                                                                      ----------
                                                                       3,041,040
                                                                      ----------
  Food, Beverage & Tobacco - 6.1%
  PepsiCo ..........................................      17,000         744,770
  Sysco ............................................      58,000       1,630,960
                                                                      ----------
                                                                       2,375,730
                                                                      ----------

                                                        Number of       Market
                                                        Shares          Value
--------------------------------------------------------------------------------
  Common Stock (continued)
  Healthcare & Pharmaceuticals - 15.7%
  Abbott Laboratories ..............................      28,000     $ 1,298,640
  Bristol-Myers Squibb .............................      19,000       1,064,000
  Johnson & Johnson ................................      14,000       1,350,720
  Medtronic ........................................      25,000       1,115,000
  Merck ............................................      17,000       1,291,490
                                                                      ----------
                                                                       6,119,850
                                                                      ----------
  Insurance - 6.5%
 *AFLAC ............................................      38,000       1,208,400
  American International Group .....................      16,000       1,308,800
                                                                      ----------
                                                                       2,517,200
                                                                      ----------
  Packaging & Containers - 4.2%
  Illinois Tool Works ..............................      26,000       1,647,880
                                                                      ----------
                                                                       1,647,880
                                                                      ----------
  Retail - 7.5%
  Target ...........................................      36,000       1,384,200
  Wal-Mart Stores ..................................      30,000       1,552,200
                                                                      ----------
                                                                       2,936,400
                                                                      ----------
  Telecommunications - 2.7%
  Verizon Communications ...........................      19,000       1,046,330
                                                                      ----------
                                                                       1,046,330
                                                                      ----------
  Utilities - 3.2%
  Duke Energy ......................................      27,000       1,262,520
                                                                      ----------
                                                                       1,262,520
                                                                      ----------
  Total Common Stock
  (cost $34,619,719) ...............................                  38,143,930
                                                                      ----------

                                                        Principal
                                                        Amount
                                                        ---------
  Money Market - 2.5%
  Fixed Cash & Equivalents - 2.5%
  Dreyfus 3.80% 5/1/01 .............................    $984,576         984,576
                                                                      ----------
  Total Money Market
  (cost $984,577) ..................................                     984,576
                                                                      ----------

+ These financial statements reference Delaware Growth Stock Fund as of April
  30, 2001. Effective June 28, 2001, Delaware Growth Stock Fund will be renamed Delaware Core Equity Fund.

Delaware Growth Stock Fund
--------------------------------------------------------------------------------
Total Market Value of Securities - 100.5%
 (cost $35,604,296) ................................                $39,128,506

Liabilities Net of Receivables and
 Other Assets - (0.5%) .............................                   (179,414)
                                                                    -----------
Net Assets Applicable to 1,707,922
 Shares Outstanding - 100.0% .......................                $38,949,092
                                                                    ===========
Net Asset Value - Delaware Growth Stock
 Fund Class A
 ($30,358,106 / 1,321,632 Shares) ..................                     $22.97
                                                                         ------
Net Asset Value - Delaware Growth Stock
 Fund Class B
 ($4,776,121 / 217,479 Shares) .....................                     $21.96
                                                                         ------
Net Asset Value - Delaware Growth Stock
 Fund Class C
 ($1,865,811 / 84,906 Shares) ......................                     $21.98
                                                                         ------
Net Asset Value - Delaware Growth Stock
 Fund Institutional Class
 ($1,949,054 / 83,905 Shares) ......................                     $23.23
                                                                         ------
Components of Net Assets at April 30, 2001:
Shares of beneficial interest
 (unlimited authorization - no par) ................                $35,497,637
Accumulated net realized loss
 on investments ....................................                    (72,755)
Net unrealized appreciation of investments .........                  3,524,210
                                                                    -----------
Total net assets ...................................                $38,949,092
                                                                    ===========

*Non-income producing security for the period ended April 30, 2001.
 ADR - American Depository Receipt

Net Asset Value and Offering Price Per Share -
  Delaware Growth Stock Fund

Net asset value Class A (A) ........................                     $22.97
Sales charge (5.75% of offering price or
  6.09% of amount invested per share) (B) ..........                       1.40
                                                                         ------
Offering price .....................................                     $24.37
                                                                         ======
-----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations

Year Ended April 30, 2001                                              Delaware Growth Stock Fund
-------------------------------------------------------------------------------------------------
Investment Income:
Dividends ...........................................................  $716,539
Interest ............................................................    56,285         $772,824
                                                                       --------
Expenses:
Management fees .....................................................   273,417
Dividend disbursing and transfer agent fees and expenses ............   228,358
Distribution expense ................................................   153,950
Reports and statements to shareholders ..............................    70,955
Registration fees ...................................................    55,000
Accounting and administration fees ..................................    19,000
Custodian fees ......................................................     5,649
Trustees' fees ......................................................     4,950
Taxes (other than taxes on income) ..................................     1,257
Professional fees ...................................................       300
Other ...............................................................     8,526
                                                                       --------
                                                                        821,362
Less expenses paid indirectly .......................................    (1,636)
                                                                       --------
Total operating expenses ............................................                    819,726
                                                                                     -----------
Net Investment Loss                                                                      (46,902)
                                                                                     -----------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments                                                         848,305
Net change in unrealized appreciation/depreciation of investments ...                 (2,789,504)
                                                                                     -----------
Net Realized and Unrealized Loss on Investments .....................                 (1,941,199)
                                                                                     -----------
Net Decrease in Net Assets Resulting from Operations ................                $(1,988,101)
                                                                                     ===========

                             See accompanying notes

Statements of Changes in Net Assets

                                                                                                        Delaware Growth Stock Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Year             Year
                                                                                                          Ended             Ended
                                                                                                         4/30/01           4/30/00
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss) ....................................................................     $   (46,902)      $   222,533
Net realized gain on investments ................................................................         848,305         6,981,072
Net change in unrealized appreciation/depreciation of investments ...............................      (2,789,504)       (9,939,131)
                                                                                                      -----------------------------
Net decrease in net assets resulting from operations                                                   (1,988,101)       (2,735,526)
                                                                                                      -----------------------------
Distributions to Shareholders From:
Net investment income:
  Class A .......................................................................................              --          (320,451)
  Class B .......................................................................................              --                --
  Class C .......................................................................................              --                --
  Institutional Class ...........................................................................              --           (22,344)

Net realized gain on investments:
  Class A .......................................................................................      (3,180,662)       (6,220,731)
  Class B .......................................................................................        (513,603)         (756,049)
  Class C .......................................................................................        (183,212)         (250,151)
  Institutional Class ...........................................................................        (141,088)         (263,843)
                                                                                                      -----------------------------
                                                                                                       (4,018,565)       (7,833,569)
                                                                                                      -----------------------------
Capital Share Transactions:
Proceeds from shares sold:
  Class A .......................................................................................       3,286,040         5,914,835
  Class B .......................................................................................       1,105,969         3,158,686
  Class C .......................................................................................         705,110           945,024
  Institutional Class ...........................................................................       1,819,319         1,101,206

Net asset value of shares issued upon reinvestment of distributions:
  Class A .......................................................................................       3,008,263         6,238,901
  Class B .......................................................................................         492,782           708,831
  Class C .......................................................................................         156,087           248,425
  Institutional Class ...........................................................................         141,088           286,187
                                                                                                      -----------------------------
                                                                                                       10,714,658        18,602,095
                                                                                                      -----------------------------
Cost of shares repurchased:
  Class A .......................................................................................      (6,986,481)      (12,986,330)
  Class B .......................................................................................      (1,590,761)       (1,679,975)
  Class C .......................................................................................        (650,498)         (539,416)
  Institutional Class ...........................................................................      (1,256,843)       (1,391,242)
                                                                                                      -----------------------------
                                                                                                      (10,484,583)      (16,596,963)
                                                                                                      -----------------------------
Increase in net assets derived from capital share transactions ..................................         230,075         2,005,132
                                                                                                      -----------------------------
Net Decrease in Net Assets ......................................................................      (5,776,591)       (8,563,963)

Net Assets:
Beginning of period .............................................................................      44,725,683        53,289,646
                                                                                                      -----------------------------
End of period ...................................................................................     $38,949,092       $44,725,683
                                                                                                      =============================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                               Delaware Growth Stock Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Year Ended
                                                                         4/30/01     4/30/00      4/30/99     4/30/98(2)    4/30/97
Net asset value, beginning of period ................................   $26.490      $32.550      $31.830      $25.340      $23.660

Income (loss) from investment operations:
  Net investment income(1) ..........................................        --        0.157        0.075        0.029        0.160
  Net realized and unrealized gain (loss) on investments ............    (1.115)      (1.543)       2.790        8.591        3.360
                                                                        -----------------------------------------------------------
  Total from investment operations ..................................    (1.115)      (1.386)       2.865        8.620        3.520
                                                                        -----------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ..............................        --       (0.227)          --       (0.113)      (0.080)
  Distributions from net realized gain on investments ...............    (2.405)      (4.447)      (2.145)      (2.017)      (1.760)
                                                                        -----------------------------------------------------------
  Total dividends and distributions .................................    (2.405)      (4.674)      (2.145)      (2.130)      (1.840)
                                                                        -----------------------------------------------------------

Net asset value, end of period ......................................   $22.970      $26.490      $32.550      $31.830      $25.340
                                                                        ===========================================================

Total return(3) .....................................................    (4.56%)      (4.84%)       9.56%       35.27%       15.27%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...........................   $30,358      $35,759      $45,342      $41,196      $34,255
  Ratio of expenses to average net assets ...........................     1.82%        1.56%        1.68%        1.75%        1.72%
  Ratio of expenses to average net assets prior to expenses
    paid indirectly .................................................     1.82%        1.56%        1.71%        1.82%        1.72%
  Ratio of net investment income to average net assets ..............     0.00%        0.54%        0.25%        0.07%        0.68%
  Ratio of net investment income to average net assets prior to
    expenses paid indirectly ........................................     0.00%        0.54%        0.22%        0.00%        0.68%
  Portfolio turnover ................................................       67%          43%          36%           9%          29%

-----------------
(1) The average shares outstanding method has been applied for per share information for the years ended April 30, 2000 and 2001.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                               Delaware Growth Stock Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Year Ended
                                                                         4/30/01     4/30/00      4/30/99     4/30/98(2)    4/30/97
Net asset value, beginning of period ................................   $25.610      $31.610      $31.200      $24.930      $23.390

Income (loss) from investment operations:
  Net investment income (loss)(1) ...................................    (0.173)      (0.074)      (0.149)      (0.165)          --
  Net realized and unrealized gain (loss) on investments ............    (1.072)      (1.479)       2.704        8.425        3.300
                                                                        -----------------------------------------------------------
  Total from investment operations ..................................    (1.245)      (1.553)       2.555        8.260        3.300
                                                                        -----------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ..............................        --           --           --           --           --
  Distributions from net realized gain on investments ...............    (2.405)      (4.447)      (2.145)      (1.990)      (1.760)
                                                                        -----------------------------------------------------------
  Total dividends and distributions .................................    (2.405)      (4.447)      (2.145)      (1.990)      (1.760)
                                                                        -----------------------------------------------------------

Net asset value, end of period ......................................   $21.960      $25.610      $31.610      $31.200      $24.930
                                                                        ===========================================================

Total return(3) .....................................................    (5.28%)      (5.56%)       8.72%       34.29%       14.50%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...........................    $4,776       $5,558       $4,457       $1,903       $1,182
  Ratio of expenses to average net assets ...........................     2.57%        2.31%        2.43%        2.50%        2.47%
  Ratio of expenses to average net assets prior to expenses
    paid indirectly .................................................     2.57%        2.31%        2.46%        2.57%        2.47%
  Ratio of net investment loss to average net assets ................    (0.75%)      (0.21%)      (0.50%)      (0.67%)      (0.01%)
  Ratio of net investment loss to average net assets prior to
    expenses paid indirectly ........................................    (0.75%)      (0.21%)      (0.53%)      (0.74%)      (0.01%)
  Portfolio turnover ................................................       67%          43%          36%           9%          29%

-----------------
(1) The average shares outstanding method has been applied for per share information for the years ended April 30, 2000 and 2001.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                            See accompanying notes.

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                               Delaware Growth Stock Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Year Ended
                                                                         4/30/01     4/30/00      4/30/99     4/30/98(2)    4/30/97
Net asset value, beginning of period ................................   $25.630      $31.600      $31.190      $24.930      $23.430

Income (loss) from investment operations:
  Net investment income (loss)(1) ...................................    (0.172)      (0.070)      (0.149)      (0.192)       0.070
  Net realized and unrealized gain (loss) on investments ............    (1.073)      (1.453)       2.704        8.442        3.220
                                                                        -----------------------------------------------------------
  Total from investment operations ..................................    (1.245)      (1.523)       2.555        8.250        3.290
                                                                        -----------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ..............................        --           --           --           --       (0.030)
  Distributions from net realized gain on investments ...............    (2.405)      (4.447)      (2.145)      (1.990)      (1.760)
                                                                        -----------------------------------------------------------
  Total dividends and distributions .................................    (2.405)      (4.447)      (2.145)      (1.990)      (1.790)
                                                                        -----------------------------------------------------------

Net asset value, end of period ......................................   $21.980      $25.630      $31.600      $31.190      $24.930
                                                                        ===========================================================

Total return(3) .....................................................    (5.27%)      (5.45%)       8.72%       34.25%       14.42%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...........................    $1,866       $1,942       $1,631       $1,112         $712
  Ratio of expenses to average net assets ...........................     2.57%        2.31%        2.43%        2.50%        2.47%
  Ratio of expenses to average net assets prior to expenses
    paid indirectly .................................................     2.57%        2.31%        2.46%        2.57%        2.47%
  Ratio of net investment income (loss) to average net assets .......    (0.75%)      (0.21%)      (0.50%)      (0.67%)       0.14%
  Ratio of net investment income (loss) to average net assets
    prior to expenses paid indirectly ...............................    (0.75%)      (0.21%)      (0.53%)      (0.74%)       0.14%
  Portfolio turnover ................................................       67%          43%          36%           9%          29%

-----------------
(1) The average shares outstanding method has been applied for per share information for the years ended April 30, 2000 and 2001.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                              Delaware Growth Stock Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Period from
                                                                                                 Year Ended               8/29/97(2)
                                                                                      4/30/01     4/30/00      4/30/99    to 4/30/98
Net asset value, beginning of period ..........................................      $26.700      $32.840      $32.030      $27.520

Income (loss) from investment operations:
  Net investment income(1) ....................................................        0.061        0.229        0.153        0.047
  Net realized and unrealized gain (loss) on investments ......................       (1.126)      (1.547)       2.802        5.803
                                                                                     ----------------------------------------------
  Total from investment operations ............................................       (1.065)      (1.318)       2.955        5.850
                                                                                     ----------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ........................................           --       (0.375)          --       (0.040)
  Distributions from net realized gain on investments .........................       (2.405)      (4.447)      (2.145)      (1.300)
                                                                                     ----------------------------------------------
  Total dividends and distributions ...........................................       (2.405)      (4.822)      (2.145)      (1.340)
                                                                                     ----------------------------------------------

Net asset value, end of period ................................................      $23.230      $26.700      $32.840      $32.030
                                                                                     ==============================================

Total return(3) ...............................................................       (4.32%)      (4.59%)       9.79%       21.41%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .....................................       $1,949       $1,467       $1,860         $799
  Ratio of expenses to average net assets .....................................        1.57%        1.31%        1.43%        1.50%
  Ratio of expenses to average net assets prior to expenses
    paid indirectly ...........................................................        1.57%        1.31%        1.46%        1.57%
  Ratio of net investment income to average net assets ........................        0.25%        0.79%        0.50%        0.33%
  Ratio of net investment income to average net assets prior to
    expenses paid indirectly ..................................................        0.25%        0.79%        0.47%        0.26%
  Portfolio turnover ..........................................................          67%          43%          36%           9%

-----------------
(1) The average shares outstanding method has been applied for per share information for the years ended April 30, 2000 and 2001.
(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                            See accompanying notes.

Notes to Financial Statements

April 30, 2001
--------------------------------------------------------------------------------
Voyageur Mutual Funds III (the "Trust") is organized as a Delaware business trust and offers three series: Delaware Growth Stock Fund (to be renamed Delaware Core Equity Fund), Delaware Select Growth Fund and Delaware Tax-Efficient Equity Fund. These financial statements and the related notes pertain to Delaware Growth Stock Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are held with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are sold. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized capital gains on investments, if any, semi-annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $937 for the period ended April 30, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended April 30, 2001 were approximately $699. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess of $2.5 billion.

DMC has entered into a sub-advisory agreement with Voyageur Asset Management, Inc., with respect to the management of the Fund. For the services provided, DMC pays Voyageur Asset Management, Inc. an annual fee. The Fund does not pay any fees directly to Voyageur Asset Management, Inc.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class B and C shares.

On April 30, 2001, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC ...............................  $5,249
Dividend disbursing, transfer agent fees,
  accounting fees and other expenses
  payable to DSC .......................................................  18,034
Other expenses payable to DMC and affiliates ...........................   5,179

For the period ended April 30, 2001, DDLP earned $6,813 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the period ended April 30, 2001, the Fund made purchases of $27,900,043 and sales of $31,027,180 of investment securities other than U.S. government securities and short-term investments.

At April 30, 2001, the cost of investments for federal income tax purposes was $35,604,295. At April 30, 2001, the net unrealized appreciation was $3,524,211 of which $7,264,589 related to unrealized appreciation of investments and $3,740,378 related to unrealized depreciation of investments.

4. Capital Shares
Transactions in capital shares were as follows:
                                                              Year       Year
                                                             Ended       Ended
                                                            4/30/01     4/30/00
Shares sold:
  Class A ...............................................   134,650     204,573
  Class B ...............................................    47,269     113,526
  Class C ...............................................    30,052      34,884
  Institutional Class ...................................    74,213      38,501

Shares issued upon reinvestment of
  distributions:
  Class A ...............................................   124,020     217,621
  Class B ...............................................    21,116      25,717
  Class C ...............................................     6,683       8,936
  Institutional Class ...................................     5,763       9,905
                                                           --------    --------
                                                            443,766     653,663
                                                           --------    --------

                                                              Year       Year
                                                             Ended       Ended
                                                            4/30/01     4/30/00
Shares repurchased:
  Class A ...............................................  (286,679)   (465,761)
  Class B ...............................................   (67,908)    (63,238)
  Class C ...............................................   (27,591)    (19,678)
  Institutional Class ...................................   (51,011)    (50,093)
                                                           --------    --------
                                                           (433,189)   (598,770)
                                                           --------    --------
Net increase ............................................    10,577      54,893
                                                           ========    ========

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of April 30, 2001 or at any time during the fiscal year.

6. Tax Information (unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended April 30, 2001, the Fund designates distributions paid during the year as follows:

        (A)                    (B)
 Long-Term Capital      Ordinary Income              (C)                (D)
Gains Distributions      Distributions      Total Distributions     Qualifying
   (Tax Basis)            (Tax Basis)           (Tax Basis)        Dividends (1)
-------------------     ---------------     -------------------    -------------
       100%                    --                   100%                 --

-----------------
(A) and (B) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Voyageur Mutual Funds III--Delaware Growth Stock Fund

We have audited the accompanying statement of net assets of Delaware Growth Stock Fund (the "Fund") as of April 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended April 30, 1997 were audited by other auditors whose report dated June 13, 1997 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Growth Stock Fund at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP
                                                           ---------------------


Philadelphia, Pennsylvania
June 8, 2001

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions
Representatives Only
800 659-2265

www.delawareinvestments.com

This annual report is for the information of Delaware Core Equity Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Core Equity Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                               Thomas F. Madison                           Investment Manager
                                                President and Chief Executive Officer       Delaware Management Company
Charles E. Haldeman, Jr.                        MLM Partners, Inc.                          Philadelphia, PA
Chairman                                        Minneapolis, MN
Delaware Investments Family of Funds                                                        International Affiliate
Philadelphia, PA                                Janet L. Yeomans                            Delaware International Advisers Ltd.
                                                Vice President and Treasurer                London, England
Walter P. Babich                                3M Corporation
Board Chairman                                  St. Paul, MN                                Subadviser
Citadel Constructors, Inc.                                                                  Voyageur Asset Management, LLC
King of Prussia, PA                             AFFILIATED OFFICERS                         Minneapolis, MN

David K. Downes                                 William E. Dodge                            National Distributor
President and Chief Executive Officer           Executive Vice President and                Delaware Distributors, L.P.
Delaware Investments Family of Funds            Chief Investment Officer, Equity            Philadelphia, PA
Philadelphia, PA                                Delaware Investments Family of Funds
                                                Philadelphia, PA                            Shareholder Servicing, Dividend
John H. Durham                                                                              Disbursing and Transfer Agent
Private Investor                                Jude T. Driscoll                            Delaware Service Company, Inc.
Horsham, PA                                     Executive Vice President and                Philadelphia, PA
                                                Head of Fixed Income
John A. Fry                                     Delaware Investments Family of Funds        2005 Market Street
Executive Vice President                        Philadelphia, PA                            Philadelphia, PA 19103-7057
University of Pennsylvania
Philadelphia, PA                                Richard J. Flannery
                                                President and Chief Executive Officer
Anthony D. Knerr                                Delaware Distributors, L.P.
Consultant, Anthony Knerr & Associates          Philadelphia, PA
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

(4707)                                                        Printed in the USA
AR-409 [4/01] PPL 6/01                                                     J7150